UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2016

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 South Kansas Avenue Topeka, Kansas 66603
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2016, the Board of Directors (the "Board") of Capitol Federal® Financial, Inc. (the "Corporation") approved, and adopted effective as of such date, an amendment to the Corporation’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to provide for a majority voting in uncontested director elections. The amendment changes the voting standard for uncontested director elections from a plurality voting standard to a majority voting standard. The revised Section 7 to Article I provides that in order to be elected in an uncontested election, a director nominee must receive a majority of the votes cast with respect to that nominee’s election, meaning that in order to be elected, the number of votes cast “for” a director nominee’s election must exceed the number of votes cast “against” such director nominee’s election. The Amended and Restated Bylaws retain the plurality voting standard in contested elections.

The Amended and Restated Bylaws also provide that an election for directors at a meeting of stockholders shall be deemed a “Contested Election” if, in connection with such meeting, (i) the Corporation shall have received one or more notices that a stockholder has nominated or intends to nominate a person or persons for election as a director, which notice(s) purport to be in compliance with the requirements of Article I, Section 6(b) of these Bylaws or the requirements of applicable rules of the SEC then in effect, irrespective of whether the Corporation has determined that any such notice is in compliance with such requirements, and (ii) as of the fourteenth (14th) day prior to the date on which the Corporation files its definitive proxy statement for such meeting with the SEC (regardless of whether such proxy statement thereafter is revised or supplemented), such nomination(s) or proposed nomination(s) have not been withdrawn by such stockholder and, as a result, the number of nominees or proposed nominees for election at such meeting exceed the number of directors to be elected at such meeting.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3(ii) and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 3.2 - Amended and Restated Bylaws of Capitol Federal Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: September 30, 2016	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer